Exhibit 99.1
Bank of Hawai‘i Corporation Second Quarter 2025 Financial Results
•Diluted Earnings Per Common Share of $1.06
•Net Income of $47.6 million
•Net Interest Income $129.7 million
•Net Interest Margin 2.39%
•Board of Directors Declares Dividend of $0.70 Per Common Share
FOR IMMEDIATE RELEASE

HONOLULU, HI (July 28, 2025) -- Bank of Hawai‘i Corporation (NYSE: BOH) (the “Company”) today reported diluted earnings per common share of $1.06 for the second quarter of 2025, compared with $0.97 during the linked quarter and $0.81 during the same period last year. Net income for the second quarter of 2025 was $47.6 million, up 8.3% from the linked quarter and up 39.8% from the same period last year. The return on average common equity for the second quarter of 2025 was 12.50% compared with 11.80% during the linked quarter and 10.41% during the same period last year.

“Bank of Hawai‘i continued to perform well during the second quarter of 2025,” said Peter Ho, Chairman and CEO. “Our net interest income and net interest margin expanded for the fifth consecutive quarter. Average deposit balances grew while average loan balances held steady. Our credit quality remained excellent, and we continued to maintain our disciplined approach to expense management.”

Financial Highlights

Net interest income for the second quarter of 2025 was $129.7 million, an increase of 3.1% from the linked quarter and an increase of 12.9% as compared to the same period last year. The increase from the previous quarter was primarily driven by higher earning asset yields, as cash flows from fixed rate assets rolling off at lower interest rates were reinvested at higher current rates (fixed asset repricing). The increase from the same period last year was primarily due to lower interest-bearing deposit rates, slowing of the shift from noninterest-bearing and interest-bearing accounts with rates less than 10 basis points to higher interest-bearing deposit accounts (deposit mix shift) and higher average balance of our earning assets.

Net interest margin was 2.39% in the second quarter of 2025, an increase of 7 basis points from the linked quarter and an increase of 24 basis points from the same period last year. As discussed above, the increase from the previous quarter was primarily due to fixed asset repricing. The increase from the same period last year was primarily due to lower interest-bearing deposit rates and slowing of deposit mix shift.

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Bank of Hawai‘i Corporation Second Quarter 2025 Financial Results	Page 2
The average yield on loans and leases was 4.80% in the second quarter of 2025, up 8 basis points from the linked quarter and up 4 basis points from the same period last year. The average yield on total earning assets was 4.01% in the second quarter of 2025, up 6 basis points from the linked quarter and up 2 basis points from the same period last year. The average rate of interest-bearing deposits was 2.16% in the second quarter of 2025, flat from the linked quarter and down 30 basis points from the same period last year. The average quarterly rate of total deposits, including noninterest-bearing deposits, was 1.60%, flat from the linked quarter and down 21 basis points from the same period last year. The decrease in deposit rates from the same period last year was primarily due to lower benchmark interest rates and the slowing of the deposit mix shift.

Noninterest income was $44.8 million in the second quarter of 2025, an increase of 1.7% from the linked quarter and an increase of 6.4% from the same period in 2024. Noninterest income in the second quarter included an $0.8 million gain related to a BOLI recovery, while the linked quarter included a $0.6 million charge related to a Visa B conversion ratio change. Adjusted for these items, noninterest income decreased by 1.5% from the linked quarter and increased by 4.5% from the same period in 2024. The decrease from the linked quarter was primarily due to lower customer derivative activity and decreases in mortgage banking income and service charges on deposit accounts, partially offset by an increase in trust and asset management income. The increase from the same period last year was primarily due to increases in other income, services charges on deposit accounts, fees, exchange, and other service charges, bank-owned life insurance income and a decrease in investment securities losses.
Noninterest expense was $110.8 million in the second quarter of 2025, an increase of 0.3% from the linked quarter and an increase of 1.4% from the same period last year. The increase from the linked quarter was primarily due to higher FDIC insurance costs, partially offset by lower salaries and benefits. The increase from the same period last year was primarily due to higher salaries and benefits, partially offset by lower FDIC insurance costs.

The effective tax rate for the second quarter of 2025 was 21.19% compared with 21.67% during the linked quarter and 24.77% during the same period last year. The lower effective tax rate in the current quarter as compared to the linked quarter was primarily due to an increase in tax-exempt income. Compared to the same period last year, the decrease was primarily due to a decrease in tax expense from discrete items and an increase in tax-exempt income.
Asset Quality
The Company’s overall asset quality remained strong during the second quarter of 2025. Provision for credit losses for the second quarter of 2025 was $3.3 million, unchanged from the linked quarter and up from $2.4 million in the same period last year.
Total non-performing assets were $17.9 million at June 30, 2025, up $0.4 million from March 31, 2025 and up $2.7 million from June 30, 2024. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.13% at the end of the quarter, an increase of 1 basis point from the linked quarter and an increase of 2 basis points from the same period last year.
Net loan and lease charge-offs during the second quarter of 2025 were $2.6 million or 7 basis points annualized of total average loans and leases outstanding and comprised of gross charge-offs of $4.0 million partially offset by gross recoveries of $1.4 million. Compared to the linked quarter, net loan and lease charge-offs decreased by $1.8 million or 6 basis points annualized on total average loans and leases outstanding. Compared to the same period last year, net loan and lease charge-offs decreased by $0.8 million or 3 basis points annualized on total average loans and leases outstanding.
The allowance for credit losses on loans and leases was $148.5 million at June 30, 2025, an increase of $0.8 million from March 31, 2025 and an increase of $1.1 million from June 30, 2024. The ratio of the
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Bank of Hawai‘i Corporation Second Quarter 2025 Financial Results	Page 3
allowance for credit losses to total loans and leases outstanding was 1.06% at the end of the quarter, up 1 basis point from the linked quarter and down 1 basis point from the same period last year.

Balance Sheet

Total assets were $23.7 billion at June 30, 2025, a decrease of 0.7% from March 31, 2025 and an increase of 1.8% from June 30, 2024. The decrease from the linked quarter was primarily due to decreases in cash and cash equivalents and loans, partially offset by an increase in investment securities. The increase from the same period last year was primarily due to increases in loans and investment securities, partially offset by a decrease in cash and cash equivalents.

The investment securities portfolio was $7.6 billion at June 30, 2025, an increase of 1.8% from March 31, 2025 and an increase of 6.2% from June 30, 2024. The increase from the prior periods was primarily due to the purchases of investment securities, partially offset by the amortization of the portfolio. The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

Total loans and leases were $14.0 billion at June 30, 2025, a decrease of 0.8% from March 31, 2025 and an increase of 1.2% from June 30, 2024. Total commercial loans were $6.1 billion at June 30, 2025, a decrease of 1.5% from March 31, 2025 and an increase of 5.0% from June 30, 2024. The decrease from the linked quarter was primarily due to modest loan production within our commercial and industrial portfolio. The increase from the same period last year was primarily due to loan production outpacing loan amortization and paydowns within our commercial mortgage portfolio. Total consumer loans were $7.9 billion at June 30, 2025, a decrease of 0.2% from the linked quarter and a decrease of 1.5% from the same period last year. The decrease from the prior periods was due to declines in our automobile and home equity portfolios.

Total deposits were $20.8 billion at June 30, 2025, a decrease of 1.0% from March 31, 2025 and an increase of 1.9% from June 30, 2024. Noninterest-bearing deposits made up 26.1% of total deposit balances at June 30, 2025, flat from March 31, 2025 and down from 26.3% at June 30, 2024. Average total deposits were $20.7 billion for the second quarter of 2025, up 0.1% from the linked quarter and up 1.7% from the same period last year.

Capital and Dividends

The Company’s capital levels remain well above regulatory well-capitalized minimums.

The Tier 1 Capital Ratio was 14.17% at June 30, 2025 compared with 13.93% at March 31, 2025 and 13.96% at June 30, 2024. The increase from the linked quarter was due to retained earnings growth and decreases in risk-weighted assets. The increase from the same period last year was primarily due to retained earnings growth. The Tier 1 Leverage Ratio was 8.46% at June 30, 2025, compared with 8.36% at March 31, 2025 and 8.37% at June 30, 2024. The increase from the linked quarter was due to a decrease in average total assets and an increase in retained earnings. The increase from the same period last year was due to an increase in retained earnings, partially offset by an increase in average total assets.

No shares of common stock were repurchased under the share repurchase program in the second quarter of 2025. Total remaining buyback authority under the share repurchase program was $126.0 million at June 30, 2025.
The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares. The dividend will be payable on September 15, 2025 to shareholders of record at the close of business on August 29, 2025.
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Bank of Hawai‘i Corporation Second Quarter 2025 Financial Results	Page 4

On July 3, 2025, the Company announced that the Board of Directors declared a quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, and a quarterly dividend payment of $20.00 per share, equivalent to $0.5000 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B. The depositary shares representing the Series A Preferred Stock and Series B Preferred Stock are traded on the NYSE under the symbol “BOH.PRA” and “BOH.PRB”, respectively. The dividends on the Series A Preferred Stock and Series B Preferred Stock will be payable on August 1, 2025 to shareholders of record of the preferred stock as of the close of business on July 17, 2025.

Conference Call Information

The Company will review its second quarter financial results today at 8:00 a.m. Hawai‘i Time (2:00 p.m. Eastern Time). The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com. The webcast can be accessed via the link: https://register-conf.media-server.com/register/BIa6a93d497eb94850bae6b073c733bfa9. A replay of the conference call will be available for one year beginning at approximately 11:00 a.m. Hawai‘i Time on Monday, July 28, 2025. The replay will be available on the Company's website, www.boh.com.

Investor Announcements

Investors and others should note that the Company intends to announce financial and other information to the Company’s investors using the Company’s investor relations website at https://ir.boh.com, social media channels, press releases, SEC filings and public conference calls and webcasts, all for purposes of complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, as information is updated, and new information is posted.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2024 and its Form 10-Q for fiscal quarter ended March 31, 2025, which were filed with the U.S. Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawai‘i and the West Pacific. The Company's principal subsidiary, Bank of Hawai‘i, was founded in 1897. For more information about Bank of Hawai‘i Corporation, see the Company’s website, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation.
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Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
(dollars in thousands, except per share amounts)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
For the Period:
Operating Results
Net Interest Income	$129,683	$125,807	$114,846	$255,490	$228,784
Provision for Credit Losses	3,250	3,250	2,400	6,500	4,400
Total Noninterest Income	44,795	44,058	42,087	88,853	84,372
Total Noninterest Expense	110,783	110,459	109,226	221,242	215,085
Pre-Provision Net Revenue	63,695	59,406	47,707	123,101	98,071
Net Income	47,637	43,985	34,083	91,622	70,474
Net Income Available to Common Shareholders	42,368	38,716	32,114	81,084	66,536
Basic Earnings Per Common Share	1.07	0.98	0.81	2.05	1.69
Diluted Earnings Per Common Share	1.06	0.97	0.81	2.03	1.68
Dividends Declared Per Common Share	0.70	0.70	0.70	1.40	1.40
Performance Ratios
Return on Average Assets	0.81%	0.75%	0.59%	0.78%	0.61%
Return on Average Shareholders' Equity	11.21	10.65	9.53	10.93	9.93
Return on Average Common Equity	12.50	11.80	10.41	12.16	10.81
Efficiency Ratio [1]	63.49	65.03	69.60	64.25	68.68
Net Interest Margin [2]	2.39	2.32	2.15	2.36	2.13
Dividend Payout Ratio [3]	65.42	71.43	86.42	68.29	82.84
Average Shareholders' Equity to Average Assets	7.22	7.09	6.22	7.16	6.15
Average Balances
Average Loans and Leases	$14,049,025	$14,062,173	$13,831,797	$14,055,563	$13,850,299
Average Assets	23,596,955	23,638,068	23,145,107	23,617,398	23,213,336
Average Deposits	20,699,694	20,669,539	20,358,393	20,684,700	20,451,017
Average Shareholders' Equity	1,704,415	1,675,571	1,438,476	1,690,073	1,427,289
Per Share of Common Stock
Book Value	$35.16	$34.23	$31.91	$35.16	$31.91
Tangible Book Value	34.37	33.43	31.12	34.37	31.12
Market Value
Closing	67.53	68.97	57.21	67.53	57.21
High	71.35	76.00	62.53	76.00	73.73
Low	57.45	65.82	54.50	57.45	54.50

	June 30, 2025	March 31, 2025	December 31, 2024	June 30, 2024
As of Period End:
Balance Sheet Totals
Loans and Leases	$14,002,178	$14,115,323	$14,075,980	$13,831,266
Total Assets	23,709,752	23,885,056	23,601,114	23,300,768
Total Deposits	20,798,914	21,008,217	20,633,037	20,408,502
Other Debt	558,226	558,250	558,274	560,136
Total Shareholders' Equity	1,743,107	1,704,935	1,667,774	1,612,849
Asset Quality
Non-Performing Assets	$17,881	$17,451	$19,300	$15,179
Allowance for Credit Losses - Loans and Leases	148,543	147,707	148,528	147,477
Allowance to Loans and Leases Outstanding [4]	1.06%	1.05%	1.06%	1.07%
Capital Ratios [5]
Common Equity Tier 1 Capital Ratio [6]	11.81%	11.58%	11.59%	11.56%
Tier 1 Capital Ratio [6]	14.17	13.93	13.95	13.96
Total Capital Ratio [6]	15.23	14.97	15.00	15.02
Tier 1 Leverage Ratio	8.46	8.36	8.31	8.37
Total Shareholders' Equity to Total Assets	7.35	7.14	7.07	6.92
Tangible Common Equity to Tangible Assets [7]	5.77	5.57	5.48	5.31
Tangible Common Equity to Risk-Weighted Assets [6,7]	9.62	9.28	9.08	8.80
Non-Financial Data
Full-Time Equivalent Employees	1,921	1,876	1,865	1,910
Branches	51	50	50	50
ATMs	317	316	317	317
1.Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
2.Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
3.Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
4.The numerator comprises the Allowance for Credit Losses - Loans and Leases.
5.Regulatory capital ratios as of June 30, 2025 are preliminary.
6.Capital ratios as of June 30, 2024 have been updated to reflect final reported ratio.
7.Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. Tangible common equity is defined by the Company as common shareholders' equity minus goodwill. See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
(dollars in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	June 30, 2024
Total Shareholders' Equity	$1,743,107	$1,704,935	$1,667,774	$1,612,849
Less: Preferred Stock	345,000	345,000	345,000	345,000
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,366,590	$1,328,418	$1,291,257	$1,236,332

Total Assets	$23,709,752	$23,885,056	$23,601,114	$23,300,768
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$23,678,235	$23,853,539	$23,569,597	$23,269,251

Risk-Weighted Assets, determined in accordance with prescribed regulatory requirements [1,2]	$14,208,032	$14,319,932	$14,225,908	$14,051,627

Total Shareholders' Equity to Total Assets	7.35%	7.14%	7.07%	6.92%
Tangible Common Equity to Tangible Assets (Non-GAAP)	5.77%	5.57%	5.48%	5.31%

Tier 1 Capital Ratio [1,2]	14.17%	13.93%	13.95%	13.96%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1,2]	9.62%	9.28%	9.08%	8.80%
1Regulatory capital ratios as of June 30, 2025 are preliminary.
2Capital ratios as of June 30, 2024 have been updated to reflect final reported ratios.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
(dollars in thousands, except per share amounts)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Interest Income
Interest and Fees on Loans and Leases	$166,779	$163,082	$163,208	$329,861	$322,544
Income on Investment Securities
Available-for-Sale	27,007	24,368	21,468	51,375	43,225
Held-to-Maturity	19,835	20,291	21,595	40,126	43,731
Cash and Cash Equivalents	3,817	5,460	6,139	9,277	12,296
Other	1,097	1,085	1,120	2,182	2,090
Total Interest Income	218,535	214,286	213,530	432,821	423,886
Interest Expense
Deposits	82,476	81,692	91,542	164,168	180,598
Securities Sold Under Agreements to Repurchase	491	744	1,180	1,235	2,623
Other Debt	5,885	6,043	5,962	11,928	11,881
Total Interest Expense	88,852	88,479	98,684	177,331	195,102
Net Interest Income	129,683	125,807	114,846	255,490	228,784
Provision for Credit Losses	3,250	3,250	2,400	6,500	4,400
Net Interest Income After Provision for Credit Losses	126,433	122,557	112,446	248,990	224,384
Noninterest Income
Fees, Exchange, and Other Service Charges	14,383	14,437	13,769	28,820	27,892
Trust and Asset Management	12,097	11,741	12,223	23,838	23,412
Service Charges on Deposit Accounts	8,119	8,259	7,730	16,378	15,677
Bank-Owned Life Insurance	3,714	3,611	3,396	7,325	6,752
Annuity and Insurance	1,437	1,555	1,583	2,992	2,629
Mortgage Banking	849	988	1,028	1,837	1,979
Investment Securities Losses, Net	(1,126)	(1,607)	(1,601)	(2,733)	(3,098)
Other	5,322	5,074	3,959	10,396	9,129
Total Noninterest Income	44,795	44,058	42,087	88,853	84,372
Noninterest Expense
Salaries and Benefits	61,308	62,884	57,033	124,192	115,248
Net Occupancy	10,499	10,559	10,559	21,058	21,015
Net Equipment	9,977	10,192	10,355	20,169	20,458
Data Processing	5,456	5,267	4,745	10,723	9,515
Professional Fees	4,263	4,264	4,929	8,527	9,606
FDIC Insurance	3,640	1,642	7,170	5,282	10,784
Other	15,640	15,651	14,435	31,291	28,459
Total Noninterest Expense	110,783	110,459	109,226	221,242	215,085
Income Before Provision for Income Taxes	60,445	56,156	45,307	116,601	93,671
Provision for Income Taxes	12,808	12,171	11,224	24,979	23,197
Net Income	$47,637	$43,985	$34,083	$91,622	$70,474
Preferred Stock Dividends	5,269	5,269	1,969	10,538	3,938
Net Income Available to Common Shareholders	$42,368	$38,716	$32,114	$81,084	$66,536
Basic Earnings Per Common Share	$1.07	$0.98	$0.81	$2.05	$1.69
Diluted Earnings Per Common Share	$1.06	$0.97	$0.81	$2.03	$1.68
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$1.40	$1.40
Basic Weighted Average Common Shares	39,622,998	39,554,834	39,450,551	39,588,916	39,400,452
Diluted Weighted Average Common Shares	39,895,093	39,876,406	39,618,705	39,888,294	39,618,774

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Six Months Ended
(dollars in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net Income	$47,637	$43,985	$34,083	$91,622	$70,474
Other Comprehensive Income, Net of Tax:
Net Change in Unrealized Gains on Investment Securities	18,970	24,760	9,052	43,730	21,990
Net Change in Defined Benefit Plans	233	232	168	465	337
Other Comprehensive Income	19,203	24,992	9,220	44,195	22,327
Comprehensive Income	$66,840	$68,977	$43,303	$135,817	$92,801

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
(dollars in thousands, except per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	June 30, 2024
Assets
Cash and Cash Equivalents	$768,683	$935,200	$763,571	$925,338
Investment Securities
Available-for-Sale	3,111,504	2,887,019	2,689,528	2,298,092
Held-to-Maturity (Fair Value of $3,754,794; 3,823,655; $3,820,882; and $4,002,122)	4,441,353	4,535,108	4,618,543	4,812,954
Loans Held for Sale	1,867	2,640	2,150	2,664
Loans and Leases	14,002,178	14,115,323	14,075,980	13,831,266
Allowance for Credit Losses	(148,543)	(147,707)	(148,528)	(147,477)
Net Loans and Leases	13,853,635	13,967,616	13,927,452	13,683,789
Premises and Equipment, Net	192,221	187,858	184,480	192,319
Operating Lease Right-of-Use Assets	83,594	83,577	80,165	84,757
Accrued Interest Receivable	67,204	67,706	66,367	67,554
Mortgage Servicing Rights	18,362	18,770	19,199	19,954
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	488,028	481,260	481,184	470,708
Other Assets	651,784	686,785	736,958	711,122
Total Assets	$23,709,752	$23,885,056	$23,601,114	$23,300,768
Liabilities
Deposits
Noninterest-Bearing Demand	$5,424,471	$5,493,232	$5,423,562	$5,371,593
Interest-Bearing Demand	3,855,120	3,775,948	3,784,984	3,928,295
Savings	8,481,328	8,700,143	8,364,916	8,207,902
Time	3,037,995	3,038,894	3,059,575	2,900,712
Total Deposits	20,798,914	21,008,217	20,633,037	20,408,502
Securities Sold Under Agreements to Repurchase	50,000	50,000	100,000	100,490
Other Debt	558,226	558,250	558,274	560,136
Operating Lease Liabilities	92,381	92,267	88,794	93,364
Retirement Benefits Payable	23,528	23,640	23,760	23,142
Accrued Interest Payable	26,732	23,261	34,799	37,278
Other Liabilities	416,864	424,486	494,676	465,007
Total Liabilities	21,966,645	22,180,121	21,933,340	21,687,919
Shareholders’ Equity
Preferred Stock (Series A, $.01 par value; authorized 180,000 shares issued and outstanding)	180,000	180,000	180,000	180,000
Preferred Stock (Series B, $.01 par value; authorized 165,000 shares issued and outstanding)	165,000	165,000	165,000	165,000
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: June 30, 2025 - 58,775,870 / 39,765,375); March 31, 2025 - 58,765,864 / 39,734,304; December 31, 2024 - 58,765,907 / 39,762,255; and June 30, 2024 - 58,765,907 / 39,729,941)	587	586	585	585
Capital Surplus	655,479	651,374	647,403	639,841
Accumulated Other Comprehensive Loss	(299,194)	(318,397)	(343,389)	(374,361)
Retained Earnings	2,158,450	2,144,326	2,133,838	2,119,140
Treasury Stock, at Cost (Shares: June 30, 2025 - 19,010,495; March 31, 2025 - 19,031,560; December 31, 2024 - 19,003,609; and June 30, 2024 - 19,035,966)	(1,117,215)	(1,117,954)	(1,115,663)	(1,117,356)
Total Shareholders’ Equity	1,743,107	1,704,935	1,667,774	1,612,849
Total Liabilities and Shareholders’ Equity	$23,709,752	$23,885,056	$23,601,114	$23,300,768

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity											Table 6
(dollars in thousands, except per share amounts)	Preferred Shares Series A Outstanding	Preferred Series A Stock	Preferred Shares Series B Outstanding	Preferred Series B Stock	Common Shares Outstanding	Common Stock	Capital Surplus	Accum. Other Comprehensive Income (Loss)	Retained Earnings	Treasury Stock	Total
Balance as of December 31, 2024	180,000	$180,000	165,000	$165,000	39,762,255	$585	$647,403	$(343,389)	$2,133,838	$(1,115,663)	$1,667,774
Net Income	–	–	–	–	–	–	–	–	91,622	–	91,622
Other Comprehensive Income	–	–	–	–	–	–	–	44,195	–	–	44,195
Share-Based Compensation	–	–	–	–	–	–	7,517	–	–	–	7,517
Common Stock Issued under Purchase and Equity Compensation Plans	–	–	–	–	55,906	2	559	–	–	2,048	2,609
Common Stock Repurchased	–	–	–	–	(52,786)	–	–	–	–	(3,600)	(3,600)
Cash Dividends Declared Common Stock ($1.40 per share)	–	–	–	–	–	–	–	–	(56,472)	–	(56,472)
Cash Dividends Declared Preferred Stock	–	–	–	–	–	–	–	–	(10,538)	–	(10,538)
Balance as of June 30, 2025	180,000	$180,000	165,000	$165,000	39,765,375	$587	$655,479	$(299,194)	$2,158,450	$(1,117,215)	$1,743,107
Balance as of December 31, 2023	180,000	$180,000	–	$–	39,753,138	$583	$636,422	$(396,688)	$2,107,569	$(1,113,644)	$1,414,242
Net Income	–	–	–	–	–	–	–	–	70,474	–	70,474
Other Comprehensive Income	–	–	–	–	–	–	–	22,327	–	–	22,327
Share-Based Compensation	–	–	–	–	–	–	7,505	–	–	–	7,505
Preferred Stock Issued, Net	–	–	165,000	165,000	–	–	(4,386)	–	–	–	160,614
Common Stock Issued under Purchase and Equity Compensation Plans	–	–	–	–	57,972	2	300	–	1,152	1,283	2,737
Common Stock Repurchased	–	–	–	–	(81,169)	–	–	–	–	(4,995)	(4,995)
Cash Dividends Declared Common Stock ($1.40 per share)	–	–	–	–	–	–	–	–	(56,117)	–	(56,117)
Cash Dividends Declared Preferred Stock	–	–	–	–	–	–	–	–	(3,938)	–	(3,938)
Balance as of June 30, 2024	180,000	$180,000	165,000	$165,000	39,729,941	$585	$639,841	$(374,361)	$2,119,140	$(1,117,356)	$1,612,849

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended June 30, 2025			Three Months Ended March 31, 2025			Three Months Ended June 30, 2024
(dollars in millions)	Average Balance	Income/Expense [2]	Yield/Rate	Average Balance	Income/Expense [2]	Yield/Rate	Average Balance	Income/Expense [2]	Yield/Rate
Earning Assets
Cash and Cash Equivalents	$353.7	$3.8	4.27%	$500.0	$5.5	4.37%	$460.1	$6.1	5.28%
Investment Securities
Available-for-Sale
Taxable	2,987.2	26.7	3.58	2,790.3	24.1	3.47	2,308.3	21.5	3.73
Non-Taxable	27.4	0.4	5.85	21.3	0.3	5.68	1.6	0.0	2.01
Held-to-Maturity
Taxable	4,462.1	19.7	1.77	4,548.6	20.2	1.77	4,837.2	21.4	1.77
Non-Taxable	34.0	0.2	2.10	34.1	0.2	2.09	34.6	0.2	2.10
Total Investment Securities	7,510.7	47.0	2.50	7,394.3	44.8	2.43	7,181.7	43.1	2.40
Loans Held for Sale	2.2	0.0	5.66	2.3	0.0	6.06	1.4	0.0	6.30
Loans and Leases [3]
Commercial Mortgage	4,025.2	53.7	5.35	4,015.2	52.5	5.30	3,723.6	51.6	5.57
Commercial and Industrial	1,668.1	21.1	5.07	1,703.7	21.3	5.06	1,692.7	22.4	5.32
Construction	366.2	6.7	7.30	338.5	6.0	7.22	321.3	6.3	7.85
Commercial Lease Financing	93.4	1.0	4.07	91.1	0.9	3.83	59.3	0.3	2.28
Residential Mortgage	4,626.5	45.6	3.95	4,616.7	44.8	3.88	4,595.2	45.6	3.97
Home Equity	2,141.5	23.3	4.37	2,154.4	22.5	4.23	2,231.7	21.8	3.92
Automobile	730.1	9.4	5.19	752.6	9.3	5.02	813.5	9.1	4.52
Other	398.0	7.5	7.53	390.0	7.1	7.41	394.5	6.8	6.95
Total Loans and Leases	14,049.0	168.3	4.80	14,062.2	164.4	4.72	13,831.8	163.9	4.76
Other	65.2	1.1	6.72	65.1	1.1	6.67	62.5	1.2	7.18
Total Earning Assets	21,980.8	220.2	4.01	22,023.9	215.8	3.95	21,537.5	214.3	3.99
Non-Earning Assets	1,616.2			1,614.2			1,607.6
Total Assets	$23,597.0			$23,638.1			$23,145.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,705.5	$7.6	0.82%	$3,773.4	$7.1	0.76%	$3,788.5	$8.8	0.94%
Savings	8,578.6	48.1	2.25	8,544.5	47.1	2.23	8,259.2	52.0	2.53
Time	3,050.0	26.8	3.52	3,037.3	27.5	3.67	2,935.9	30.7	4.20
Total Interest-Bearing Deposits	15,334.1	82.5	2.16	15,355.2	81.7	2.16	14,983.6	91.5	2.46
Securities Sold Under Agreements to Repurchase	50.0	0.5	3.88	76.7	0.7	3.88	121.9	1.2	3.83
Other Debt	558.3	5.9	4.23	578.2	6.1	4.24	563.4	6.0	4.26
Total Interest-Bearing Liabilities	15,942.4	88.9	2.24	16,010.1	88.5	2.24	15,668.9	98.7	2.53
Net Interest Income		$131.3			$127.3			$115.6
Interest Rate Spread			1.77%			1.71%			1.46%
Net Interest Margin			2.39%			2.32%			2.15%
Noninterest-Bearing Demand Deposits	5,365.6			5,314.3			5,374.8
Other Liabilities	584.6			638.1			662.9
Shareholders' Equity	1,704.4			1,675.6			1,438.5
Total Liabilities and Shareholders' Equity	$23,597.0			$23,638.1			$23,145.1
1Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
2Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1.6 million, $1.5 million, and $774 thousand for the three months ended June 30, 2025, March 31, 2025, and June 30, 2024, respectively.
3Non-performing loans and leases are included in the respective average loan and lease balances.

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]						Table 7b
	Six Months Ended June 30, 2025			Six Months Ended June 30, 2024
(dollars in millions)	Average Balance	Income/Expense [2]	Yield/Rate	Average Balance	Income/Expense [2]	Yield/Rate
Earning Assets
Cash and Cash Equivalents	$426.4	$9.3	4.33%	$460.4	$12.3	5.28%
Investment Securities
Available-for-Sale
Taxable	2,889.3	50.8	3.53	2,344.3	43.2	3.69
Non-Taxable	24.3	0.7	5.77	1.7	0.0	2.00
Held-to-Maturity
Taxable	4,505.1	39.8	1.77	4,882.0	43.4	1.78
Non-Taxable	34.1	0.4	2.10	34.7	0.4	2.10
Total Investment Securities	7,452.8	91.7	2.47	7,262.7	87.0	2.40
Loans Held for Sale	2.2	0.1	5.87	1.8	0.1	6.22
Loans and Leases [3]
Commercial Mortgage	4,020.3	106.2	5.33	3,720.1	102.1	5.52
Commercial and Industrial	1,685.8	42.3	5.06	1,678.0	44.5	5.33
Construction	352.4	12.7	7.26	314.6	11.8	7.57
Commercial Lease Financing	92.3	1.8	3.95	58.8	0.6	2.08
Residential Mortgage	4,621.6	90.5	3.91	4,622.6	90.7	3.92
Home Equity	2,147.9	45.8	4.30	2,240.9	42.9	3.85
Automobile	741.3	18.8	5.10	822.2	18.0	4.41
Other	394.0	14.6	7.47	393.1	13.3	6.80
Total Loans and Leases	14,055.6	332.7	4.76	13,850.3	323.9	4.70
Other	65.2	2.1	6.70	62.4	2.0	6.70
Total Earning Assets	22,002.2	435.9	3.98	21,637.6	425.3	3.94
Non-Earning Assets	1,615.2			1,575.7
Total Assets	$23,617.4			$23,213.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,739.2	$14.7	0.79%	$3,776.3	$16.5	0.88%
Savings	8,561.7	95.2	2.24	8,195.3	101.4	2.49
Time	3,043.7	54.3	3.60	3,008.5	62.7	4.19
Total Interest-Bearing Deposits	15,344.6	164.2	2.16	14,980.1	180.6	2.42
Securities Sold Under Agreements to Repurchase	63.3	1.2	3.88	136.2	2.6	3.83
Other Debt	568.2	11.9	4.23	561.8	11.9	4.25
Total Interest-Bearing Liabilities	15,976.1	177.3	2.24	15,678.1	195.1	2.50
Net Interest Income		$258.6			$230.2
Interest Rate Spread			1.74%			1.44%
Net Interest Margin			2.36%			2.13%
Noninterest-Bearing Demand Deposits	5,340.1			5,470.9
Other Liabilities	611.1			637.0
Shareholders' Equity	1,690.1			1,427.3
Total Liabilities and Shareholders' Equity	$23,617.4			$23,213.3
1.Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
2.Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $3.1 million and $1.5 million for the six months ended June 30, 2025 and June 30, 2024, respectively.
3.Non-performing loans and leases are included in the respective average loan and lease balances.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2025
	Compared to March 31, 2025
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$(1.6)	$(0.1)	$(1.7)
Investment Securities
Available-for-Sale
Taxable	1.8	0.8	2.6
Non-Taxable	0.1	0.0	0.1
Held-to-Maturity
Taxable	(0.4)	(0.1)	(0.5)
Non-Taxable	0.0	0.0	0.0
Total Investment Securities	1.5	0.7	2.2
Loans Held for Sale	0.0	0.0	0.0
Loans and Leases
Commercial Mortgage	0.2	1.0	1.2
Commercial and Industrial	(0.2)	0.0	(0.2)
Construction	0.6	0.1	0.7
Commercial Lease Financing	0.1	0.0	0.1
Residential Mortgage	0.1	0.7	0.8
Home Equity	(0.1)	0.9	0.8
Automobile	(0.2)	0.3	0.1
Other	0.2	0.2	0.4
Total Loans and Leases	0.7	3.2	3.9
Other	0.0	0.0	0.0
Total Change in Interest Income	0.6	3.8	4.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	0.6	0.5
Savings	0.4	0.6	1.0
Time	0.2	(0.9)	(0.7)
Total Interest-Bearing Deposits	0.5	0.3	0.8
Securities Sold Under Agreements to Repurchase	(0.3)	0.1	(0.2)
Other Debt	(0.2)	0.0	(0.2)
Total Change in Interest Expense	0.0	0.4	0.4

Change in Net Interest Income	$0.6	$3.4	$4.0
1The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2025
	Compared to June 30, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$(1.3)	$(1.0)	$(2.3)
Investment Securities
Available-for-Sale
Taxable	6.1	(0.9)	5.2
Non-Taxable	0.4	0.0	0.4
Held-to-Maturity
Taxable	(1.7)	(0.1)	(1.8)
Non-Taxable	0.0	–	0.0
Total Investment Securities	4.8	(1.0)	3.8
Loans Held for Sale	0.0	0.0	0.0
Loans and Leases
Commercial Mortgage	4.2	(2.1)	2.1
Commercial and Industrial	(0.3)	(1.0)	(1.3)
Construction	0.9	(0.5)	0.4
Commercial Lease Financing	0.5	0.2	0.7
Residential Mortgage	0.3	(0.3)	0.0
Home Equity	(0.9)	2.4	1.5
Automobile	(1.0)	1.3	0.3
Other	0.1	0.6	0.7
Total Loans and Leases	3.8	0.6	4.4
Other	0.2	(0.3)	(0.1)
Total Change in Interest Income	7.5	(1.7)	5.8

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.2)	(1.0)	(1.2)
Savings	2.0	(5.9)	(3.9)
Time	1.2	(5.1)	(3.9)
Total Interest-Bearing Deposits	3.0	(12.0)	(9.0)
Securities Sold Under Agreements to Repurchase	(0.7)	0.0	(0.7)
Other Debt	0.0	(0.1)	(0.1)
Total Change in Interest Expense	2.3	(12.1)	(9.8)

Change in Net Interest Income	$5.2	$10.4	$15.6
1The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2025
	Compared to June 30, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$(0.9)	$(2.1)	$(3.0)
Investment Securities
Available-for-Sale
Taxable	9.6	(2.0)	7.6
Non-Taxable	0.6	0.1	0.7
Held-to-Maturity
Taxable	(3.3)	(0.3)	(3.6)
Non-Taxable	0.0	–	0.0
Total Investment Securities	6.9	(2.2)	4.7
Loans Held for Sale	0.0	0.0	0.0
Loans and Leases
Commercial Mortgage	7.8	(3.7)	4.1
Commercial and Industrial	0.2	(2.4)	(2.2)
Construction	1.4	(0.5)	0.9
Commercial Lease Financing	0.9	0.3	1.2
Residential Mortgage	0.0	(0.2)	(0.2)
Home Equity	(1.9)	4.8	2.9
Automobile	(1.8)	2.6	0.8
Other	0.0	1.3	1.3
Total Loans and Leases	6.6	2.2	8.8
Other	0.1	0.0	0.1
Total Change in Interest Income	12.7	(2.1)	10.6

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.2)	(1.6)	(1.8)
Savings	4.3	(10.5)	(6.2)
Time	0.7	(9.1)	(8.4)
Total Interest-Bearing Deposits	4.8	(21.2)	(16.4)
Securities Sold Under Agreements to Repurchase	(1.4)	0.0	(1.4)
Other Debt	0.1	(0.1)	0.0
Total Change in Interest Expense	3.5	(21.3)	(17.8)

Change in Net Interest Income	$9.2	$19.2	$28.4
1.The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
(dollars in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Salaries	$39,644	$38,242	$38,662	$77,886	$76,693
Incentive Compensation	5,067	5,573	3,109	10,640	6,199
Retirement and Other Benefits	3,894	5,061	3,961	8,955	8,260
Share-Based Compensation	3,668	3,501	3,296	7,169	7,095
Medical, Dental, and Life Insurance	3,610	4,537	3,211	8,147	6,423
Payroll Taxes	2,998	4,766	3,070	7,764	7,800
Separation Expense	1,374	81	785	1,455	1,267
Commission Expense	1,053	1,123	939	2,176	1,511
Total Salaries and Benefits	$61,308	$62,884	$57,033	$124,192	$115,248

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
(dollars in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Commercial
Commercial Mortgage	$4,038,956	$4,038,287	$4,020,622	$3,868,566	$3,741,140
Commercial and Industrial	1,597,560	1,703,290	1,705,133	1,681,693	1,699,438
Construction	374,768	363,716	308,898	319,150	315,571
Lease Financing	92,842	92,456	90,756	60,665	59,388
Total Commercial	6,104,126	6,197,749	6,125,409	5,930,074	5,815,537
Consumer
Residential Mortgage	4,637,014	4,630,876	4,628,283	4,622,677	4,595,586
Home Equity	2,139,025	2,144,955	2,165,514	2,195,844	2,221,073
Automobile	715,688	740,390	764,146	786,910	806,240
Other	406,325	401,353	392,628	383,078	392,830
Total Consumer	7,898,052	7,917,574	7,950,571	7,988,509	8,015,729
Total Loans and Leases	$14,002,178	$14,115,323	$14,075,980	$13,918,583	$13,831,266

Deposits
(dollars in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Consumer	$10,429,271	$10,522,627	$10,397,777	$10,340,466	$10,382,432
Commercial	8,243,898	8,411,838	8,299,590	8,356,239	7,995,618
Public and Other	2,125,745	2,073,752	1,935,670	2,281,617	2,030,452
Total Deposits	$20,798,914	$21,008,217	$20,633,037	$20,978,322	$20,408,502

Average Deposits
	Three Months Ended
(dollars in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Consumer	$10,435,867	$10,408,747	$10,327,928	$10,345,772	$10,379,724
Commercial	8,316,893	8,318,182	8,564,213	8,207,310	8,188,685
Public and Other	1,946,933	1,942,610	1,864,541	1,931,309	1,789,984
Total Deposits	$20,699,693	$20,669,539	$20,756,682	$20,484,391	$20,358,393

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
(dollars in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial Mortgage	$2,566	$2,195	$2,450	$2,680	$2,601
Commercial and Industrial	3,744	3,451	4,627	6,218	3,681
Total Commercial	6,310	5,646	7,077	8,898	6,282
Consumer
Residential Mortgage	5,842	4,686	5,052	4,269	2,998
Home Equity	5,387	5,759	4,514	3,947	3,227
Total Consumer	11,229	10,445	9,566	8,216	6,225
Total Non-Accrual Loans and Leases	17,539	16,091	16,643	17,114	12,507
Foreclosed Real Estate	342	1,360	2,657	2,667	2,672
Total Non-Performing Assets	$17,881	$17,451	$19,300	$19,781	$15,179

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$9,070	$3,895	$3,984	$4,421	$4,524
Home Equity	1,867	2,228	2,845	1,980	2,025
Automobile	680	486	776	580	568
Other	630	943	677	554	733
Total Consumer	12,247	7,552	8,282	7,535	7,850
Total Accruing Loans and Leases Past Due 90 Days or More	$12,247	$7,552	$8,282	$7,535	$7,850
Total Loans and Leases	$14,002,178	$14,115,323	$14,075,980	$13,918,583	$13,831,266
Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.13%	0.11%	0.12%	0.12%	0.09%
Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.13%	0.12%	0.14%	0.14%	0.11%
Ratio of Non-Performing Assets to Total Assets	0.08%	0.07%	0.08%	0.08%	0.07%
Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases and Commercial Foreclosed Real Estate	0.10%	0.09%	0.12%	0.15%	0.11%
Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.15%	0.15%	0.15%	0.14%	0.11%
Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases and Foreclosed Real Estate	0.22%	0.18%	0.20%	0.20%	0.17%
Quarter to Quarter Changes in Non-Performing Assets Balance at Beginning of Quarter	$17,451	$19,300	$19,781	$15,179	$11,838
Additions [1]	3,522	2,209	2,198	5,557	5,257
Reductions
Payments	(1,424)	(1,212)	(708)	(734)	(844)
Return to Accrual Status	(574)	(244)	(476)	(81)	(1,018)
Sales of Foreclosed Real Estate	(1,040)	(1,492)	-	-	-
Charge-offs / Write-downs [1]	(54)	(1,110)	(1,495)	(140)	(54)
Total Reductions	(3,092)	(4,058)	(2,679)	(955)	(1,916)
Balance at End of Quarter	$17,881	$17,451	$19,300	$19,781	$15,179
1Excludes loans that are fully charged-off and placed on non-accrual status during the same period.

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
(dollars in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Balance at Beginning of Period	$149,496	$150,649	$152,148	$150,649	$152,429
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(206)	(1,399)	(875)	(1,605)	(1,235)
Consumer
Residential Mortgage	—	—	(48)	—	(48)
Home Equity	(155)	(75)	(202)	(230)	(237)
Automobile	(1,253)	(1,751)	(1,095)	(3,004)	(2,143)
Other	(2,397)	(2,484)	(2,610)	(4,881)	(4,922)
Total Loans and Leases Charged-Off	(4,011)	(5,709)	(4,830)	(9,720)	(8,585)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	78	77	263	155	379
Consumer
Residential Mortgage	11	11	63	22	105
Home Equity	180	128	113	308	297
Automobile	557	633	481	1,190	1,007
Other	567	457	517	1,024	1,123
Total Recoveries on Loans and Leases Previously Charged-Off	1,393	1,306	1,437	2,699	2,911
Net Charged-Off - Loans and Leases	(2,618)	(4,403)	(3,393)	(7,021)	(5,674)
Provision for Credit Losses:
Loans and Leases	3,454	3,582	3,206	7,036	6,748
Unfunded Commitments	(204)	(332)	(806)	(536)	(2,348)
Total Provision for Credit Losses	3,250	3,250	2,400	6,500	4,400
Balance at End of Period	$150,128	$149,496	$151,155	$150,128	$151,155
Components
Allowance for Credit Losses - Loans and Leases	$148,543	$147,707	$147,477	$148,543	$147,477
Reserve for Unfunded Commitments	1,585	1,789	3,678	1,585	3,678
Total Reserve for Credit Losses	$150,128	$149,496	$151,155	$150,128	$151,155
Average Loans and Leases Outstanding	$14,049,025	$14,062,173	$13,831,797	$14,055,563	$13,850,299
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.07%	0.13%	0.10%	0.10%	0.08%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [1]	1.06%	1.05%	1.07%	1.06%	1.07%
1The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13
(dollars in thousands)	Consumer Banking	Commercial Banking	Treasury and Other	Consolidated Total
Three Months Ended June 30, 2025
Net Interest Income (Expense)	$95,339	$53,949	$(19,605)	$129,683
Provision for (Recapture of) Credit Losses	2,619	(1)	632	3,250
Net Interest Income (Expense) After Provision for Credit Losses	92,720	53,950	(20,237)	126,433
Noninterest Income	33,981	6,164	4,650	44,795
Salaries and Benefits	21,032	4,937	35,339	61,308
Net Occupancy	7,142	402	2,955	10,499
Other Noninterest Expense	58,629	13,535	(33,188)	38,976
Noninterest Expense	86,803	18,874	5,106	110,783
Income (Loss) Before Provision for Income Taxes	39,898	41,240	(20,693)	60,445
Provision (Benefit) for Income Taxes	10,161	10,546	(7,899)	12,808
Net Income (Loss)	$29,737	$30,694	$(12,794)	$47,637
Total Assets as of June 30, 2025	$8,228,766	$6,139,748	$9,341,238	$23,709,752

Three Months Ended June 30, 2024 ¹
Net Interest Income (Expense)	$98,205	$50,885	$(34,244)	$114,846
Provision for (Recapture of) Credit Losses	2,873	473	(946)	2,400
Net Interest Income (Expense) After Provision for Credit Losses	95,332	50,412	(33,298)	112,446
Noninterest Income	33,653	6,698	1,736	42,087
Salaries and Benefits	20,157	5,085	31,791	57,033
Net Occupancy	6,748	421	3,390	10,559
Other Noninterest Expense	60,106	12,504	(30,976)	41,634
Noninterest Expense	87,011	18,010	4,205	109,226
Income (Loss) Before Provision for Income Taxes	41,974	39,100	(35,767)	45,307
Provision (Benefit) for Income Taxes	10,685	9,887	(9,348)	11,224
Net Income (Loss)	$31,289	$29,213	$(26,419)	$34,083
Total Assets as of June 30, 2024	$8,357,830	$5,835,399	$9,107,539	$23,300,768

Six Months Ended June 30, 2025
Net Interest Income (Expense)	$190,963	$109,523	$(44,996)	$255,490
Provision for (Recapture of) Credit Losses	5,914	1,107	(521)	6,500
Net Interest Income (Expense) After Provision for Credit Losses	185,049	108,416	(44,475)	248,990
Noninterest Income	67,479	13,898	7,476	88,853
Salaries and Benefits	42,137	10,297	71,758	124,192
Net Occupancy	14,209	802	6,047	21,058
Other Noninterest Expense	116,831	27,417	(68,256)	75,992
Noninterest Expense	173,177	38,516	9,549	221,242
Income (Loss) Before Provision for Income Taxes	79,351	83,798	(46,548)	116,601
Provision (Benefit) for Income Taxes	20,162	21,415	(16,598)	24,979
Net Income (Loss)	$59,189	$62,383	$(29,950)	$91,622
Total Assets as of June 30, 2025	$8,228,766	$6,139,748	$9,341,238	$23,709,752

Six Months Ended June 30, 2024 ¹
Net Interest Income (Expense)	$195,199	$102,378	$(68,793)	$228,784
Provision for (Recapture of) Credit Losses	5,160	467	(1,227)	4,400
Net Interest Income (Expense) After Provision for Credit Losses	190,039	101,911	(67,566)	224,384
Noninterest Income	65,635	13,492	5,245	84,372
Salaries and Benefits	41,074	10,601	63,573	115,248
Net Occupancy	13,612	868	6,535	21,015
Other Noninterest Expense	115,030	25,184	(61,392)	78,822
Noninterest Expense	169,716	36,653	8,716	215,085
Income (Loss) Before Provision for Income Taxes	85,958	78,750	(71,037)	93,671
Provision (Benefit) for Income Taxes	21,865	19,895	(18,563)	23,197
Net Income (Loss)	$64,093	$58,855	$(52,474)	$70,474
Total Assets as of June 30, 2024	$8,357,830	$5,835,399	$9,107,539	$23,300,768
1Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
(dollars in thousands, except per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$166,779	$163,082	$164,785	$166,286	$163,208
Income on Investment Securities
Available-for-Sale	27,007	24,368	23,223	23,257	21,468
Held-to-Maturity	19,835	20,291	20,677	21,107	21,595
Cash and Cash Equivalents	3,817	5,460	9,425	8,980	6,139
Other	1,097	1,085	1,107	1,018	1,120
Total Interest Income	218,535	214,286	219,217	220,648	213,530
Interest Expense
Deposits	82,476	81,692	92,099	96,067	91,542
Securities Sold Under Agreements to Repurchase	491	744	992	993	1,180
Other Debt	5,885	6,043	5,948	5,970	5,962
Total Interest Expense	88,852	88,479	99,039	103,030	98,684
Net Interest Income	129,683	125,807	120,178	117,618	114,846
Provision for Credit Losses	3,250	3,250	3,750	3,000	2,400
Net Interest Income After Provision for Credit Losses	126,433	122,557	116,428	114,618	112,446
Noninterest Income
Fees, Exchange, and Other Service Charges	14,383	14,437	14,399	14,945	13,769
Trust and Asset Management	12,097	11,741	12,157	11,916	12,223
Service Charges on Deposit Accounts	8,119	8,259	8,678	8,075	7,730
Bank-Owned Life Insurance	3,714	3,611	3,283	3,533	3,396
Annuity and Insurance	1,437	1,555	1,347	1,460	1,583
Mortgage Banking	849	988	942	1,188	1,028
Investment Securities Losses, Net	(1,126)	(1,607)	(3,306)	(1,103)	(1,601)
Other	5,322	5,074	5,547	5,096	3,959
Total Noninterest Income	44,795	44,058	43,047	45,110	42,087
Noninterest Expense
Salaries and Benefits	61,308	62,884	58,690	58,626	57,033
Net Occupancy	10,499	10,559	10,263	10,806	10,559
Net Equipment	9,977	10,192	10,308	10,120	10,355
Data Processing	5,456	5,267	5,313	4,712	4,745
Professional Fees	4,263	4,264	4,988	4,725	4,929
FDIC Insurance	3,640	1,642	3,711	3,355	7,170
Other	15,640	15,651	14,658	14,748	14,435
Total Noninterest Expense	110,783	110,459	107,931	107,092	109,226
Income Before Provision for Income Taxes	60,445	56,156	51,544	52,636	45,307
Provision for Income Taxes	12,808	12,171	12,382	12,278	11,224
Net Income	$47,637	$43,985	$39,162	$40,358	$34,083
Preferred Stock Dividends	5,269	5,269	5,269	3,436	1,969
Net Income Available to Common Shareholders	$42,368	$38,716	$33,893	$36,922	$32,114
Basic Earnings Per Common Share	$1.07	$0.98	$0.86	$0.94	$0.81
Diluted Earnings Per Common Share	$1.06	$0.97	$0.85	$0.93	$0.81
Balance Sheet Totals
Loans and Leases	$14,002,178	$14,115,323	$14,075,980	$13,918,583	$13,831,266
Total Assets	23,709,752	23,885,056	23,601,114	23,799,174	23,300,768
Total Deposits	20,798,914	21,008,217	20,633,037	20,978,322	20,408,502
Total Shareholders' Equity	1,743,107	1,704,935	1,667,774	1,665,474	1,612,849
Performance Ratios
Return on Average Assets	0.81%	0.75%	0.66%	0.69%	0.59%
Return on Average Shareholders' Equity	11.21	10.65	9.42	9.90	9.53
Return on Average Common Equity	12.50	11.80	10.30	11.50	10.41
Efficiency Ratio [1]	63.49	65.03	66.12	65.81	69.60
Net Interest Margin [2]	2.39	2.32	2.19	2.18	2.15
1Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
2Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Five Months Ended		Year Ended
(dollars in millions, jobs in thousands, 1-year percentage change)	May 31, 2025		December 31, 2024		December 31, 2023
Hawaii Economic Trends
State General Fund Revenues [1]	$4,053.8	(3.4)%	$10,124.9	6.5%	$9,504.1	0.7%
General Excise and Use Tax Revenue [1]	2,037.7	6.5	4,495.0	0.5	4,474.1	4.9
Jobs [2]	669.3		661.6		657.7

				June 30,	December 31,
				2025	2024	2023
Unemployment, seasonally adjusted [2]
Statewide				2.8%	3.0%	3.0%
Honolulu County				2.7	2.9	2.5
Hawaii County				3.3	3.4	2.9
Maui County				3.0	3.7	5.8
Kauai County				2.5	3.0	2.5

			June 30,	December 31,
(1-year percentage change, except months of inventory)			2025	2024	2023	2022
Housing Trends (Single Family Oahu) [3]
Median Home Price			6.0%	4.8%	(5.0)%	11.6%
Home Sales Volume (units)			(2.1)%	9.1%	(26.3)%	(23.2)%
Months of Inventory			3.7	2.9	2.8	2.1

(in thousands, except percentage change)	Monthly Visitor Arrivals, Not Seasonally Adjusted	Percentage Change from Previous Year
Tourism [4]
May 31, 2025	766.4	1.1%
April 30, 2025	810.3	9.4
March 31, 2025	890.0	2.8
February 28, 2025	739.7	(1.7)
January 31, 2025	773.1	3.7
December 31, 2024	892.0	5.3
November 30, 2024	762.7	5.7
October 31, 2024	739.0	5.5
September 30, 2024	688.8	6.3
August 31, 2024	819.2	6.9
July 31, 2024	925.3	(0.5)
June 30, 2024	872.6	(1.5)
May 31, 2024	757.8	(4.1)
April 30, 2024	740.7	(8.1)
March 31, 2024	865.8	(3.0)
February 29, 2024	752.7	2.6
January 31, 2024	745.6	(3.8)
December 31, 2023	847.3	(1.3)
November 30, 2023	721.3	0.3
October 31, 2023	700.4	(3.7)
September 30, 2023	648.1	(6.4)
August 31, 2023	766.6	(7.6)
July 31, 2023	930.2	1.3
June 30, 2023	886.0	5.3
May 31, 2023	790.5	2.1
1Source: Hawaii Department of Business, Economic Development & Tourism
2Source: U.S. Bureau of Labor Statistics
3Source: Honolulu Board of Realtors
4Source: Hawaii Tourism Authority